UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2012

SUN RIVER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27485	84-1491159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5646 Milton Street, Suite 130, Dallas, Texas 75206
(Address of Principal Executive Offices) (Zip Code)

(214) 369-7300
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    Completion of Acquisition or Disposition of Assets

On October 12, 2012, Sun River Energy, Inc. (the "Company") sold to Katy Resources ETX, LLC (“Katy”) a portion the Company’s leasehold interest in approximately 650 gross acres in the Neal Heirs Gas Unit in Panola County in East Texas.  The sale was limited to the Company’s interest in the leases commencing at the surface of the Earth and extending down to the Top of the Travis Peak Formation, less and except the wellbore of the Neal Heirs #1 Wellthe “Well”), all personal property and equipment located thereon or used and obtained in connection therewith and the right to produce oil and/or gas from same, together with the subsurface rights in and under 40 acres in the form of a square with the Well in the center (the “Sale”).

The Sale was consummated pursuant to the Purchase and Sale Agreement (the “PSA”) entered into with Katy on July 11, 2012.  Under the terms of the PSA, at closing, the Company and Katy amended the Promissory Note between the Company and Katy dated February 7, 2011(the “Note”) and reduced the principal balance on the Note by two million dollars ($2,000,000) and extended the maturity date of the Note to two years from the date of the Amendment to Promissory Note.

At the closing, the Company and Katy entered into an Amendment to Promissory Note and the Company delivered to Katy a Partial Assignment of Oil, Gas and Mineral Leases and Bill of Sale.

A copy of the PSA was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2012 and is incorporated by reference as Exhibit 10.1 herein.  A copy of the Note was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2011 and is incorporated by reference as Exhibit 10.2 herein.  A copy of the Amendment to Promissory Note is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.  The above description of the PSA, Note and Amendment to Promissory Note are summaries only and are qualified in their entirety by reference to the complete text of the PSA, Note and Amendment to Promissory Note. The PSA, Note and Amendment to Promissory Note are filed herewith to provide investors with information regarding its terms. They are not intended to provide any other factual information about Katy or the Company. In particular, the assertions embodied in the representations and warranties contained in the PSA are qualified by information in confidential disclosure schedules provided by Katy and the Company to each other in connection with the signing of the PSA. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the PSA. Moreover, certain representations and warranties in the PSA were used for the purpose of allocating risk between Katy and the Company rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the PSA as characterizations of the actual statements of fact about Katy or the Company.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-SHEET ARRANGEMENT OF A REGISTRANT

Pursuant to the terms of the PSA, as full consideration paid by Katy to the Company in connection with the Sale, on October 12, 2012, Katy and the Company entered into an Amendment to Promissory Note, as further described under 2.01 above, which disclosures are incorporated into this Item 2.03 by reference.

The Amendment to Promissory Note amends the Note by reducing the principal by $2,000,000 and extending the due date to two years from the date of execution of the Amendment to Promissory Note (the “Scheduled Payment Date”).  The Amendment to Promissory Note amends the definition of Excluded Offerings in the Note to add “(v) one or more issuance of securities made after the date hereof for which the total net proceeds do not exceed $20,000,000 in the aggregate, which proceeds may be used for any business purpose”. Under the Amendment to Promissory Note prior to the Schedule Payment Date, Katy has the option, which may be exercised one or more times in its sole discretion, upon written notice to the Company, to convert all or part of the outstanding balance into shares of common stock of the Company at a price equal to the Trailing 30-Day Average Price as defined in the Amendment to Promissory Note.  After the Scheduled Payment Date, Katy has the option, which may be exercised one or more times in its sole discretion, upon written notice to the Company, to convert all or part of the outstanding balance into shares of common stock of the Company at a price equal to 85% of the Trailing 30-Day Average Price.

The description of the Amendment to Promissory Note in this item 2.03 herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment to Promissory Note field as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

In an effort to conserve resources, on September 28, 2012, Judson F. “Rick” Hoover, the Chief Financial Officer was laid off.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of shareholders of Sun River Energy, Inc. (the “Company”) was held on Wednesday, October 17, 2012. There were present in person or by proxy, holders of 16,623,444 shares of common stock, or 40.23% of all shares eligible to vote.

Proposal 1: Each of Donal R. Schmidt, Jr., Stephen W. Weathers, Robert B. Fields, Daniel M. Cofall and Mark A. Hall were elected to the Board of Directors for a term of one year as follows:

Name	For	Abstain	Against	Broker Non-Votes
Donal R. Schmidt, Jr.	10,512,110	2,532,338	3,577,996	11,204,586
Stephen W. Weathers	11,700,989	26,150	4,895,305	11,204,586
Robert B. Fields	13,029,198	67,150	3,526,096	11,204,586
Daniel M. Cofall	11,901,083	67,150	4,654,211	11,204,586
Mark A. Hall	13,029,198	67,150	3,526,096	11,204,586

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

The following is a complete list of exhibits filed as part of this Report.

Exhibit No.	Description
10.1	Purchase and Sale Agreement dated as of July 11, 2012 by and between Sun River Energy, Inc. and Katy Resources ETX, LLC. (1)
10.2	Promissory Note dated as of February 7, 2011 by and between Katy Resources ETX, LLC and Sun River Energy, Inc. (2)
10.3	Amendment to Promissory Note dated as of October 12, 2012 by and between Katy Resources ETX, LLC and Sun River Energy, Inc.

(1)           Incorporated by reference from the Current Report on Form 8-K filed on July 13, 2012.
(2)           Incorporated by reference from the Current Report on Form 8-K filed on February 10, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN RIVER ENERGY, INC.
Date: October 18, 2012	By:	/s/ Donal R. Schmidt, Jr.
		Name:	Donal R. Schmidt, Jr.
		Title:	President and CEO